UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2008 (July 22, 2008)

AMERICAN OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 991-0173

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

To the extent applicable, the contents of Item 5.02(d) below are incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Not applicable.

(b) On July 22, 2008, M.S. (Moni) Minhas, a director of American Oil & Gas Inc. (the “Company”) who served as a member of the Company’s Compensation Committee, Audit Committee and its Nominating and Corporate Governance Committee, notified the Company of his resignation as a director of the Company and from any other offices or capacities that he held with the Company, effective immediately. Mr. Minhas did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies, disclosures and/or practices.

c) Not applicable.

d) On July 22, 2008, the Company’s Board of Directors elected Scott Hobbs to serve as a member of the Board of Directors. At the time of this disclosure, Mr. Hobbs is not expected to serve on a committee of the Board of Directors and is not a party to any transaction with the Company that exceeds $120,000, in which Mr. Hobbs had or will have a direct or indirect material interest.

In connection with his election as director of the Company, pursuant to the Company’s 2006 Stock Incentive Plan, Mr. Hobbs received a stock option grant of 100,000 shares (the “Option”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). One-eighth of the Option shall become exercisable upon the last day of each calendar quarter served as director of the Company, beginning with the third calendar quarter of 2008 and ending with the second calendar quarter of 2010. The exercise price per share for each Option is equal to $3.29, which was the closing price of the Company’s Common Stock on July 22, 2008, and the Option shall terminate on the fifth anniversary of the date of grant.

If it were to be determined that the grants of options constituted a sale under the Securities Act of 1933, as amended (the “Securities Act”), the Options were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.

Item 7.01. Regulation FD Disclosure.

On July 25, 2008, the Company issued a press release entitled “American Oil & Gas Names Scott Hobbs As New Director”, which is attached as Exhibit 99.1 hereto.

The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated July 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2008

AMERICAN OIL & GAS INC.

By: /s/Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release dated July 25, 2008

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